EXHIBIT A


                                AIRPLANES Group

                         Report to Certificateholders

                  All numbers in US$ unless otherwise stated

          Payment Date: 15 August 2001.
          Calculation Date: 09 August 2001.


(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

          --------------------------------------------------------------------------------------------------------------------------
                                               Prior Balance        Deposits           Withdrawals       Balance on Calculation Date
          --------------------------------------------------------------------------------------------------------------------------
                                                 10-Jul-01                                                       09-Aug-01

          Lessee Funded Account                           0.00               0.00                  (0.00)                      0.00
          Expense Account (note ii)               2,800,022.39       8,211,974.33         (10,965,884.77)                 46,111.95
          Collection Account (note iii)         162,291,666.67      39,983,683.04         (47,092,102.67)            155,183,247.04
          --------------------------------------------------------------------------------------------------------------------------
           -  Miscellaneous Reserve                       0.00                                                                 0.00
           -  Maintenance Reserve                80,000,000.00                                                        80,000,000.00
           -  Security Deposit                   37,207,287.00                                                        35,199,564.00
           -  Other Collections
                 (net of interim withdrawals)    45,084,379.67                                                        39,983,683.04
          --------------------------------------------------------------------------------------------------------------------------
          Total                                 165,091,689.06      48,195,657.37         (58,057,987.44)            155,229,358.99
          --------------------------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
          ---------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (July 10, 2001)                     2,800,022.39
          Transfer from Collection Account (previous Payment Date)                  8,202,108.88
          Transfer from Collection Account (interim deposit)                                0.00
          Interest Earned during period                                                 9,865.45
          Payments during period between prior Calculation Date and
                the relevant Calculation Date:
           - Payments on previous Payment Date                                     (3,037,347.09)
           - Other payments                                                        (7,928,537.68)
                                                                                -----------------
          Balance on relevant Calculation Date (August 09, 2001)                       46,111.95
          ---------------------------------------------------------------------------------------

(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
          ---------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (July 10, 2001)                   162,291,666.67
          Collections during period                                                39,978,194.29
          Swap receipts (previous Payment Date)                                         5,488.75
          Transfer to Expense Account  (previous Payment Date)                     (8,202,108.88)
          Transfer to Expense Account  (interim withdrawal)                                 0.00
          Net transfer to Lessee Funded Accounts                                            0.00
          Aggregate Certificate Payments (previous Payment Date)                  (35,665,660.09)
          Swap payments (previous Payment Date)                                    (3,224,333.70)
                                                                                -----------------
          Balance on relevant Calculation Date (August 09, 2001)                  155,183,247.04
          ---------------------------------------------------------------------------------------

                                AIRPLANES Group

                         Report to Certificateholders

                  All numbers in US$ unless otherwise stated


(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

 ================================================================================================
        ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
        Priority of Payments
                                                                        ===================================================
     (i) Required Expense Amount                     10,000,000.00       Note:
    (ii) a)  Class A Interest                         6,394,280.77       Collections include:
         b)  Swap Payments                            3,146,663.05       - Proceeds from sale of one B727-200A
   (iii) First Collection Account Top-up             60,000,000.00       - $4.3 million received from GE Capital as
    (iv) Minimum Hedge Payment                                0.00       compensation under the Tax Sharing  Agreement for the
     (v) Class A Minimum Principal                            0.00       utilisation by GE Capital of tax losses of Airplanes
    (vi) Class B Interest                             1,041,081.04       Group US companies for the year ended 31 December 2000.
   (vii) Class B Minimum Principal                    1,497,224.39      ==================================================
  (viii) Class C Interest                             2,375,979.69
    (ix) Class D Interest                             3,580,412.50
     (x) Second Collection Account Top-up            54,964,416.00
    (xi) Class A Principal Adjustment Amount         12,229,301.55
   (xii) Class C Scheduled Principal                          0.00
  (xiii) Class D Scheduled Principal                          0.00
   (xiv) Modification Payments                                0.00
    (xv) Soft Bullet Note Step-up Interest                    0.00
   (xvi) Class E Minimum Interest                             0.00
  (xvii) Supplemental Hedge Payment                           0.00
 (xviii) Class B Supplemental Principal                       0.00
   (xix) Class A Supplemental Principal                       0.00
    (xx) Class D Outstanding Principal                        0.00
   (xxi) Class C Outstanding Principal                        0.00
  (xxii) Class E Supplemental Interest                        0.00
 (xxiii) Class B Outstanding Principal                        0.00
  (xxiv) Class A Outstanding Principal                        0.00
   (xxv) Class E Accrued Unpaid Interest                      0.00
  (xxvi) Class E Outstanding Principal                        0.00
 (xxvii) Charitable Trust                                     0.00
                                               -------------------
Total Payments with respect to Payment Date         155,229,358.99
Less Collection Account Top-Ups
  ((iii)  and (x) above)                           (114,964,416.00)
                                               -------------------
                                                     40,264,942.99
                                               ===================

                                AIRPLANES Group

                         Report to Certificateholders

                  All numbers in US$ unless otherwise stated


(iv) PAYMENT ON THE CERTIFICATES

     ------------------------------------------------------------------------------------------------------------------------------
     (a)  FLOATING RATE CERTIFICATES                                    A-6                A-8              A-9            Class B
          Applicable LIBOR                                         3.83000%           3.83000%         3.83000%           3.83000%
          Applicable Margin                                        0.34000%           0.37500%         0.55000%           0.75000%
          Applicable Interest Rate                                 4.17000%           4.20500%         4.38000%           4.58000%
          Interest Amount Payable                              1,203,864.10       2,452,916.67     2,737,500.00       1,041,081.04
          Step Up Interest Amount                                      0.00               0.00             0.00               0.00

          Opening Principal Balance                          346,435,712.89     700,000,000.00   750,000,000.00     272,772,325.77
          Minimum Principal Payment Amount                             0.00               0.00             0.00       1,497,224.39
          Adjusted Principal Payment Amount                   12,229,301.55               0.00             0.00               0.00
          Supplemental Principal Payment Amount                        0.00               0.00             0.00               0.00
          Total Principal Distribution Amount                 12,229,301.55               0.00             0.00       1,497,224.39
          Redemption Amount
           - amount allocable to principal                             0.00               0.00             0.00               0.00
           - premium allocable to premium                              0.00               0.00             0.00               0.00
                                                          -------------------------------------------------------------------------
          Outstanding Principal Balance (August 15, 2001)    334,206,411.34     700,000,000.00   750,000,000.00     271,275,101.38
     ------------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------
     (b)  FIXED RATE CERTIFICATES                                   Class C            Class D
          Applicable Interest Rate                                  8.1500%           10.8750%
          Interest Amount Payable                              2,375,979.69       3,580,412.50

          Opening Principal Balance                          349,837,500.00     395,080,000.00
          Scheduled Principal Payment Amount                           0.00               0.00
          Redemption Amount                                            0.00               0.00
           - amount allocable to principal                             0.00               0.00
           - amount allocable to premium                               0.00               0.00
          Actual Pool Factor                                      0.9329000          0.9877000
                                                          -------------------------------------
          Outstanding Principal Balance (August 15, 2001)    349,837,500.00     395,080,000.00
     ------------------------------------------------------------------------------------------

     Table of rescheduled Pool Factors                                  n/a                n/a
       in the event of a partial redemption

                                AIRPLANES Group

                         Report to Certificateholders

                  All numbers in US$ unless otherwise stated



(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
-----------------------------------------------------------------------------------------------------------------
                                                      A-6                A-8              A-9            Class B
     Applicable LIBOR                            3.64000%           3.64000%         3.64000%           3.64000%
     Applicable Margin                           0.34000%           0.37500%         0.55000%           0.75000%
     Applicable Interest Rate                    3.98000%           4.01500%         4.19000%           4.39000%
-----------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                                       A-6                A-8              A-9            Class B

     Opening Principal Amount                     3,464.36           7,000.00         7,500.00           2,727.72
     Total Principal Payments                      (122.29)              0.00             0.00             (14.97)
                                                 -----------------------------------------------------------------
     Closing Outstanding Principal Balance        3,342.06           7,000.00         7,500.00           2,712.75

     Total Interest                                  12.04              24.53            27.38              10.41
     Total Premium                                    0.00               0.00             0.00               0.00
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                                    Class C            Class D

     Opening Principal Amount                      3,498.38           3,950.80
     Total Principal Payments                          0.00               0.00
                                                  -----------------------------
     Outstanding Principal Balance                 3,498.38           3,950.80

     Total Interest                                   23.76              35.80
     Total Premium                                     0.00               0.00
-------------------------------------------------------------------------------